                                                                   EXHIBIT 10.11

SYLVESTER & POLEDNAK, ESQ.
DONALD T. POLEDNAK, ESQ.
Nevada Bar No. 4721
601 S. Sixth Street
Las Vegas, Nevada 8901
(702) 952-5200




                                 DISTRICT COURT

                              CLARK COUNTY, NEVADA





CAL-CAN RESOURCES, LTD.,                    )
                                            )      Case No.      A386420
Plaintiff                                   )      Dept. No.     VII
                                            )      Docket No.    P
vs.                                         )
                                            )
TYRO, INC., a Nevada corporation,           )
aka TYRO PRECIOUS METALS                    )
PROCESSING CENTER, DEAN                     )
WILLMAN and ROLAND S. ERICSSON,             )
and DOES I through X, inclusive,            )
                                            )
        Defendants                          )
                                            )
--------------------------------------------

                             CONFESSION OF JUDGMENT

        Defendants, Tyro, Inc., Dean Willman and Roland S. Ericsson, jointly and severally, pursuant to NRS 17.090, et seq., hereby confess judgment in favor of the above named

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Plaintiff,  Can-Cal Resources,  Ltd. (filed as Cal-Can Resources, Ltd. hereafter
"Can-Cal") and authorize judgment to be entered in the total amount of:

        1. The principal amount of $50,000.00, with interest thereon accruing at the rate of six percent (6%) per annum on the unpaid principal balance from December 10, 1997, together with attorney fees and costs incurred in the amount of $900.00.

        2. The total amount above, less any payments made thereon, is justly due from Defendants, jointly and severally, to Can-Cal.

        3. The total amount above became payable to Can-Cal as a result of Defendants', and each of them, breach of the Agreement executed by Defendants in favor of Can-Cal. A copy of said Agreement is attached hereto as Exhibit "1" and incorporated herein by this reference.

        DATED this 7th day of May, 1998.

   /s/   Roland S. Ericsson                            /s/    Dean Willman
----------------------------------          ------------------------------------
Roland S. Ericsson                                        Dean Willman


                                            TYRO, INC.

                                            By      /s/    Dean Willman
                                               ---------------------------------
                                            Its     President
                                               ---------------------------------

                                  VERIFICATION
STATE OF NEVADA              )
COUNT OF CLARK               )

        I hereby certify that I have read the foregoing CONFESSION OF JUDGMENT and know the contents thereof. I am informed and believe, and on that ground state, that the matters set forth therein are true.
                                                  /s/    Roland S. Ericsson
                                            ------------------------------------
                                            Roland S. Ericsson

SUBSCRIBED and SWORN before me
this 7th day of May , 1998.

    /s/    Yesenia Otero                               (Notary Seal)
----------------------------------
NOTARY PUBLIC

STATE OF NEVADA              )
COUNT OF CLARK               )

        I hereby certify that I have read the foregoing CONFESSION OF JUDGMENT and know the contents thereof. I am informed and believe, and on that ground state, that the matters set forth therein are true.
                                                  /s/    Dean Willman
                                            ------------------------------------
                                            Dean Willman
SUBSCRIBED and SWORN before me
this 7th day of May , 1998.

    /s/    Veronica Sue Smith                          (Notary Seal)
----------------------------------
NOTARY PUBLIC

STATE OF NEVADA              )
COUNT OF CLARK               )

        I hereby certify that I have read the foregoing CONFESSION OF JUDGMENT and know the contents thereof. I am informed and believe, and on that ground state, that the matters set forth therein are true.
                                            TYRO, INC.

                                            By       /s/    Dean Willman
                                               ---------------------------------
                                            Its      President
                                               ---------------------------------
SUBSCRIBED and SWORN before me
this 7th day of May , 1998.

    /s/    Veronica Sue Smith                          (Notary Seal)
NOTARY PUBLIC

                                    EXHIBIT 1



AGREEMENT DATED OCTOBER 30, 1997 BETWEEN CAN-CAL RESOURCES AND TYRO PRECIOUS METALS CENTER IS FILED AS EXHIBIT 10.9 TO THE FORM 10SB OF WHICH THIS COMPLAINT IS MADE A PART OF AS EXHIBIT 10.11.



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